united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019

GENOMIC HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51541 (Commission File Number)	77-0552594 (I.R.S. Employer Identification No.)

301 Penobscot Drive
Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

(650) 556-9300

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GHDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on July 28, 2019, Genomic Health, Inc., a Delaware corporation (“Genomic Health”), entered into an Agreement and Plan of Merger with Exact Sciences Corporation, a Delaware corporation (“Exact Sciences”), and Spring Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Exact Sciences (“Merger Sub”), pursuant to which Merger Sub will merge with and into Genomic Health, with Genomic Health surviving as a wholly owned subsidiary of Exact Sciences (the “Merger”).

The completion of the Merger is conditioned upon expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) relating to the consummation of the Merger. The applicable waiting period under the HSR Act expired at 11:59 p.m., Eastern time, on September 9, 2019.

The completion of the Merger remains subject to other customary closing conditions, including approval of the Merger by Genomic Health stockholders.

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Additional Information

In connection with the proposed transaction, Exact Sciences has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which includes a preliminary prospectus of Exact Sciences and a preliminary proxy statement of Genomic Health (the “proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. The registration statement has not yet become effective and the proxy statement/prospectus included therein is in preliminary form. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement/prospectus will be sent to Genomic Health’s stockholders when it becomes available. Investors and security holders may obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website (https://www.sec.gov) or from Exact Sciences or Genomic Health when it becomes available. The documents filed by Exact Sciences with the SEC may be obtained free of charge at Exact Sciences’ website at www.exactsciences.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Exact Sciences by requesting them by mail at Exact Sciences Corporation, 441 Charmany Drive, Madison, Wisconsin 53719, or by telephone at (608) 535-8815. The documents filed by Genomic Health with the SEC may be obtained free of charge at Genomic Health’s website at www.genomichealth.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Genomic Health by requesting them by mail at Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063, or by telephone at (650) 556-9300.

Participants in the Solicitation

Exact Sciences, Genomic Health and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Exact Sciences’ directors and executive officers is available in Exact Sciences’ proxy statement for its 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2019, and Exact Sciences’ Current Report on Form 8-K, which was filed with the SEC on July 26, 2019. Information about Genomic Health’s directors and executive officers is available in Genomic Health’s proxy statement for its 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2019, and Genomic Health’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 28, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are or will be contained in the registration statement, the proxy statement/prospectus and other relevant materials filed or to be filed with the SEC regarding the proposed transaction. Stockholders, potential investors and other readers should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Exact Sciences or Genomic Health as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2019

GENOMIC HEALTH, INC.

By:	/s/ Jason W. Radford
Jason W. Radford
Chief Legal Officer